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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                  CIPRICO INC.
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                                                  41-1749708
 (State or Other Juris-                                      (I.R.S. Employer
diction of Incorporation                                  Identification Number)
    or Organization)



                                2800 Campus Drive
                            Plymouth, Minnesota 55441
              (Address of Principal Executive Office and Zip Code)



                     CIPRICO INC. 1996 RESTRICTED STOCK PLAN
                            (Full Title of the Plan)

                                 Robert H. Kill
                      President and Chief Executive Officer
                                  Ciprico Inc.
                                2800 Campus Drive
                            Plymouth, Minnesota 55441
                                 (612) 551-4000
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)


                                   Copies to:
                                Timothy M. Heaney
                            Fredrikson & Byron, P.A.
                            1100 International Centre
                          Minneapolis, Minnesota 55402



                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================

                                                                             PROPOSED
                                                  PROPOSED MAXIMUM            MAXIMUM
  TITLE OF SECURITIES        AMOUNT TO BE          OFFERING PRICE            AGGREGATE              AMOUNT OF
   TO BE REGISTERED          REGISTERED(1)          PER SHARE(2)         OFFERING PRICE(2)      REGISTRATION FEE
====================================================================================================================
 Common Stock issuable
   upon exercise of
 options granted under
     the 1996 Plan           75,000 shares             $11.75                $881,250                $259.97
                                                                                                     -------

        TOTAL:                                                                                       $259.97
====================================================================================================================


(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein and any additional securities which may become issuable pursuant to anti-dilution provisions of the plan.

(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee and based upon the average of the high and low prices of the Registrant's Common Stock on December 15, 1997.



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         The purpose of this Registration Statement is to register additional shares for issuance under the Registrant's 1996 Restricted Stock Plan. The contents of the Registrant's Registration Statement on Form S-8, Reg. No. 33-65001, are incorporated herein by reference.



                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plymouth and State of Minnesota, on the 19th day of December , 1997.


                                  CIPRICO INC.
                                  (the "Registrant")



                                  By     /s/ Robert H. Kill
                                     -------------------------------------------
                                      Robert H. Kill, President and
                                      Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                               (Power of Attorney)


         Each of the undersigned constitutes and appoints ROBERT H. KILL and CORY J. MILLER his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement of Ciprico Inc. relating to the Company's 1996 Restricted Stock Plan and any or all amendments or post-effective amendments to the Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that


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said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Signature                                   Title                                       Date


/s/ Robert H. Kill                          President, Chief Executive          December 19      , 1997
------------------------------------                                            -----------------
Robert H. Kill                              Officer and Director (principal
                                            executive officer)



/s/ Cory J. Miller                          Vice President of Finance,          December 19      , 1997
------------------------------------                                            -----------------
Cory J. Miller                              Chief Financial Officer and
                                            Secretary (principal financial
                                            and accounting officer)


/s/ Gary L. Deaner                          Director                            December 19      , 1997
------------------------------------                                            -----------------
Gary L. Deaner


/s/ Peyton Gannaway                         Director                            December 19      , 1997
------------------------------------                                            -----------------
Peyton Gannaway


------------------------------------        Director                            December         , 1997
Donald H. Soukup                                                                -----------------


/s/ Ronald B. Thomas                        Director                            December 19      , 1997
------------------------------------                                            -----------------
Ronald B. Thomas


------------------------------------        Director                            December         , 1997
William N. Wray                                                                 -----------------



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                  CIPRICO INC.


                         Form S-8 Registration Statement



                             E X H I B I T I N D E X


Exhibit
Number                        Exhibit Description
-------     -----------------------------------------------------------

 5          Opinion and Consent of counsel re securities under the Plan
23.1        Consent of counsel (See Exhibit 5)
23.2        Consent of independent accountants--Grant Thornton LLP
23.3        Consent of independent accountants--KPMG Peat Marwick LLP
24          Power of attorney (See Signature Page)